Prospectus supplement dated March 26, 2021
to the following prospectus(es):
INVESCO PCVUL prospectus dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
At meetings held on November 30 – December 1, 2021, the Board of Trustees of Invesco Funds (the "Board"), approved the merger of the Invesco V.I. Managed Volatility Fund (the "Volatility Target Fund") into the Invesco V.I. Equity and Income Fund (the "Equity and Income Surviving Fund") and the Invesco V.I. Value Opportunities Fund (the "Value Target Fund") into the Invesco V.I. American Value Fund, respectively (the "American Value Surviving Fund"). Subject to shareholder approval, the mergers will be effective on or about April 30, 2021 (the "Effective Date").
As of the Effective Date, the following changes apply to the contract:
•	the Volatility Target Fund and the Value Target Fund will no longer be available to receive transfers or new purchase payments;
•	the Volatility Target Fund will transfer all or substantially all of its assets to the Equity and Income Surviving Fund in exchange for shares of the Equity and Income Surviving Fund;
•	the Value Target Fund will transfer all or substantially all of its assets to the American Value Surviving Fund in exchange for shares of the American Value Surviving Fund;
•	the Equity and Income Surviving Fund will assume all liabilities of the Volatility Target Fund; and
•	the American Value Surviving Fund will assume all liabilities of the Value Target Fund.
Accordingly, the following changes apply to the prospectus:
(1)	Appendix A: Underlying Mutual Funds is amended to add the following:
Invesco – Invesco V.I. American Value Fund: Series I Shares
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	Seeks long term capital appreciation.
Invesco – Invesco V.I. Equity and Income Fund: Series I Shares
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	Both capital appreciation and current income.
(2)	All references in the prospectus to the Target Funds are deleted and replaced with the corresponding Surviving Fund.
PROS-0446
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